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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20459



                                   FORM 8-K/A

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


        Date of Report:                       May 12, 1997
                                           ------------------------

        Date of earliest event reported:      February 28, 1997
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                           Commission File No. 0-10587
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                          FULTON FINANCIAL CORPORATION]
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             (Exact name of registrant as specified in its charter)


                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)

         0-10587                                     23-2195389
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(Commission File Number)              (IRS Employer Identification Number)


      One Penn Square, P.O. Box 4887 Lancaster, Pennsylvania       17604
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   (Address of principal executive offices)                      (Zip Code)

                                 (717) 291-2411
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              (Registrant's telephone number, including area code)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a)  Financial Statements of Businesses Acquired
     -------------------------------------------

     Pursuant to Item 7(a) of Form 8-K, Fulton Financial Corporation ("FFC") hereby amends its Current Report on Form 8-K dated February 28, 1997. In said Current Report, FFC indicated that the financial statements required by this item would be filed under cover of a Form 8-K/A amendment not later than May 14, 1997. However, upon further review, the acquisition of The Woodstown National Bank & Trust Company ("WNB") by FFC does not involve a significant amount of assets, as said term is defined in Item 2 of Form 8-K. FFC is therefore not required to file the financial statements called for by Item 7(a) and has elected not to file such financial statements.


(b)  Pro Forma Financial Information
     -------------------------------

     For the reasons set forth above, FFC has elected not to file pro forma financial information relating to the acquisition of WNB by FFC.


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                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   FULTON FINANCIAL CORPORATION



                                   By: /s/ Rufus A. Fulton, Jr.
                                       -----------------------------------
                                           Rufus A. Fulton, Jr.
                                           President and Chief Executive Officer


Date:   May 12, 1997


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